SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - December 26, 2003
                       ----------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
     ----------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of September 30, 2003, providing for the issuance of Mortgage
                   Pass-Through Certificates, Series 2003-4)
             (Exact Name of Registrant as specified in its charter)



        Delaware                  333-104580-02                 52-2029487
------------------------      ---------------------      -----------------------
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AV-1, AV-2, M-1, M-2, M-3,
M-4, B-1 and B-2 Certificateholders with respect to the December 26, 2003 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQUITY ONE ABS, INC.



                                        By:/s/ James H. Jenkins
                                           -------------------------------------
                                           James H. Jenkins,
                                           Executive Vice President and CFO


Dated:  December 30, 2003

          Equity One Mortgage Pass-Through Certificates, Series 2003-4

                        Statement to Certificateholders

                               December 26, 2003

                            DISTRIBUTION IN DOLLARS
            ORIGINAL      BEGINNING                                                                ENDING
              FACE        PRINCIPAL                                           REALIZED DEFERRED   PRINCIPAL
CLASS        VALUE         BALANCE       PRINCIPAL     INTEREST        TOTAL    LOSSES INTEREST    BALANCE
-----       --------      ---------      ---------     --------        -----  -------- --------   ---------
AF1      229,470,000.00 223,597,355.20  3,283,699.34   244,287.87  3,527,987.21   0.00    0.00 220,313,655.86
AF2       62,500,000.00  62,500,000.00          0.00   147,864.58    147,864.58   0.00    0.00  62,500,000.00
AF3       93,440,000.00  93,440,000.00          0.00   274,947.20    274,947.20   0.00    0.00  93,440,000.00
AF4       37,200,000.00  37,200,000.00          0.00   145,638.00    145,638.00   0.00    0.00  37,200,000.00
AF5       16,407,000.00  16,407,000.00          0.00    77,974.27     77,974.27   0.00    0.00  16,407,000.00
AF6       48,780,000.00  48,780,000.00          0.00   196,461.45    196,461.45   0.00    0.00  48,780,000.00
AV1      300,000,000.00 297,477,959.39  5,250,977.10   371,114.08  5,622,091.18   0.00    0.00 292,226,982.29
AV2       53,981,000.00  53,368,238.75  1,686,769.65    67,957.41  1,754,727.06   0.00    0.00  51,681,469.10
M1        65,138,000.00  65,138,000.00          0.00   291,438.27    291,438.27   0.00    0.00  65,138,000.00
M2        47,601,000.00  47,601,000.00          0.00   239,234.69    239,234.69   0.00    0.00  47,601,000.00
M3        15,032,000.00  15,032,000.00          0.00    78,654.94     78,654.94   0.00    0.00  15,032,000.00
M4        12,526,000.00  12,526,000.00          0.00    66,805.33     66,805.33   0.00    0.00  12,526,000.00
B1        10,021,000.00  10,021,000.00          0.00    33,384.20     33,384.20   0.00    0.00  10,021,000.00
B2        10,020,000.00  10,020,000.00          0.00    50,637.53     50,637.53   0.00    0.00  10,020,000.00
R                  0.00           0.00          0.00         0.00          0.00   0.00    0.00           0.00
TOTALS 1,002,116,000.00 993,108,553.34 10,221,446.09 2,286,399.82 12,507,845.91   0.00    0.00 982,887,107.25

X      1,002,116,603.26 996,343,813.98          0.00         5.47       5.47      0.00    0.00 989,184,625.89



                 FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                        PASS-THROUGH RATES

                                                                                                CURRENT
                      BEGINNING                                              ENDING            PASS-THRU
CLASS     CUSIP       PRINCIPAL     PRINCIPAL    INTEREST      TOTAL        PRINCIPAL  CLASS      RATE
-----     -----       ---------     ---------    --------      -----        ---------  -----   ---------
AF1     294751CX8    974.40778838  14.30992871  1.06457432  15.37450303    960.09785968  AF1   1.268750 %
AF2     294751CY6  1,000.00000000   0.00000000  2.36583328   2.36583328  1,000.00000000  AF2   2.839000 %
AF3     294751CZ3  1,000.00000000   0.00000000  2.94250000   2.94250000  1,000.00000000  AF3   3.531000 %
AF4     294751DA7  1,000.00000000   0.00000000  3.91500000   3.91500000  1,000.00000000  AF4   4.698000 %
AF5     294751DB5  1,000.00000000   0.00000000  4.75250015   4.75250015  1,000.00000000  AF5   5.703000 %
AF6     294751DC3  1,000.00000000   0.00000000  4.02750000   4.02750000  1,000.00000000  AF6   4.833000 %
AV1     294751DD1    991.59319797  17.50325700  1.23704693  18.74030393    974.08994097  AV1   1.448750 %
AV2     294751DE9    988.64857542  31.24746948  1.25891351  32.50638299    957.40110594  AV2   1.478750 %
M1      294751DF6  1,000.00000000   0.00000000  4.47416669   4.47416669  1,000.00000000   M1   5.369000 %
M2      294751DG4  1,000.00000000   0.00000000  5.02583328   5.02583328  1,000.00000000   M2   6.031000 %
M3      294751DH2  1,000.00000000   0.00000000  5.23250000   5.23250000  1,000.00000000   M3   6.279000 %
M4      294751DJ8  1,000.00000000   0.00000000  5.33333307   5.33333307  1,000.00000000   M4   6.400000 %
B1      294751DK5  1,000.00000000   0.00000000  3.33142401   3.33142401  1,000.00000000   B1   3.868750 %
B2      294751DL3  1,000.00000000   0.00000000  5.05364571   5.05364571  1,000.00000000   B2   5.868750 %
TOTALS               991.01157285  10.19986318  2.28157201  12.48143519    980.81170967

X       N/A          994.23940362   0.00000000  0.00000546   0.00000546    987.09533668    X   0.000007 %




 IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE
                          ADMINISTRATOR LISTED BELOW:
                                  RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                            4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                   Tel: (212) 623-4484 / Fax: (212) 623-5930
                       Email: Ryan.M.Vaughn@JPMorgan.com

[JPMORGAN LOGO]  Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

          Equity One Mortgage Pass-Through Certificates, Series 2003-4

                               December 26, 2003

Sec. 4.03(a)(i)    Funds Allocable to Certificate Principal

                     Group I Scheduled Principal                      646,664.69
                     Group I Curtailments                              22,717.35
                     Group I Prepayments                            1,630,549.01
                     Group I Repurchases                                    0.00
                     Group I Liquidation Proceeds                           0.00

                     Group II-A Scheduled Principal                   241,327.09
                     Group II-A Curtailments                           -1,669.38
                     Group II-A Prepayments                         3,438,171.47
                     Group II-A Repurchases                                 0.00
                     Group II-A Liquidation Proceeds                        0.00

                     Group II-B Scheduled Principal                    43,348.12
                     Group II-B Curtailments                            1,425.68
                     Group II-B Prepayments                         1,136,654.06
                     Group II-B Repurchases                                 0.00
                     Group II-B Liquidation Proceeds                        0.00

                     Extra Principal Distribution Amount            3,062,258.00

Sec. 4.03 (a)(ii)  Interest Distribution Amounts

                     Interest Distribution - AF-1                     244,287.87
                     Unpaid Interest - AF-1                                 0.00
                     Remaining Unpaid Interest - AF-1                       0.00

                     Interest Distribution - AF-2                     147,864.58
                     Unpaid Interest - AF-2                                 0.00
                     Remaining Unpaid Interest - AF-2                       0.00

                     Interest Distribution - AF-3                     274,947.20
                     Unpaid Interest - AF-3                                 0.00
                     Remaining Unpaid Interest - AF-3                       0.00

                     Interest Distribution - AF-4                     145,638.00
                     Unpaid Interest - AF-4                                 0.00
                     Remaining Unpaid Interest - AF-4                       0.00

                     Interest Distribution - AF-5                      77,974.27
                     Unpaid Interest - AF-5                                 0.00
                     Remaining Unpaid Interest - AF-5                       0.00

                     Interest Distribution - AF-6                     196,461.45
                     Unpaid Interest - AF-6                                 0.00
                     Remaining Unpaid Interest - AF-6                       0.00

                     Interest Distribution - AV-1                     371,114.08

[JPMORGAN LOGO]  Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

          Equity One Mortgage Pass-Through Certificates, Series 2003-4

                               December 26, 2003

                     Unpaid Interest - AV-1                                 0.00
                     Remaining Unpaid Interest - AV-1                       0.00

                     Interest Distribution - AV-2                      67,957.41
                     Unpaid Interest - AV-2                                 0.00
                     Remaining Unpaid Interest - AV-2                       0.00

                     Interest Distribution - M-1                      291,438.27
                     Unpaid Interest - M-1                                  0.00
                     Remaining Unpaid Interest - M-1                        0.00

                     Interest Distribution - M-2                      239,234.69
                     Unpaid Interest - M-2                                  0.00
                     Remaining Unpaid Interest - M-2                        0.00

                     Interest Distribution - M-3                       78,654.94
                     Unpaid Interest - M-3                                  0.00
                     Remaining Unpaid Interest - M-3                        0.00

                     Interest Distribution - M-4                       66,805.33
                     Unpaid Interest - M-4                                  0.00
                     Remaining Unpaid Interest - M-4                        0.00

                     Interest Distribution - B-1                       33,384.20
                     Unpaid Interest - B-1                                  0.00
                     Remaining Unpaid Interest - B-1                        0.00

                     Interest Distribution - B-2                       50,637.53
                     Unpaid Interest - B-2                                  0.00
                     Remaining Unpaid Interest - B-2                        0.00

Sec. 4.03(a)(iii)  Available Funds Shortfall

                     Class AF-1 Available Funds Shortfall                   0.00
                     Class AF-2 Available Funds Shortfall                   0.00
                     Class AF-3 Available Funds Shortfall                   0.00
                     Class AF-4 Available Funds Shortfall                   0.00
                     Class AF-5 Available Funds Shortfall                   0.00
                     Class AF-6 Available Funds Shortfall                   0.00
                     Class AV-1 Available Funds Shortfall                   0.00
                     Class AV-2 Available Funds Shortfall                   0.00
                     Class M-1 Available Funds Shortfall                    0.00
                     Class M-2 Available Funds Shortfall                    0.00
                     Class M-3 Available Funds Shortfall                    0.00
                     Class M-4 Available Funds Shortfall                    0.00
                     Class B-1 Available Funds Shortfall                    0.00
                     Class B-2 Available Funds Shortfall                    0.00

Sec. 4.03(a)(v)    Pool Principal Balances

[JPMORGAN LOGO]  Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

          Equity One Mortgage Pass-Through Certificates, Series 2003-4

                               December 26, 2003

                     Group I Beginning Pool Balance               644,370,888.11
                     Group I Ending Pool Balance                  642,070,957.06
                     Group II-A Beginning Pool Balance            298,384,540.89
                     Group II-A Ending Pool Balance               294,706,711.71
                     Group II-B Beginning Pool Balance             53,588,384.98
                     Group II-B Ending Pool Balance                52,406,957.12
                     Total Beginning Pool Balance                 996,343,813.98
                     Total Ending Pool Balance                    989,184,625.89

Sec. 4.03(a)(vi)   Servicing Fee

                     Group I Servicing Fee                            268,487.87
                     Group II-A Servicing Fee                         124,326.89
                     Group II-B Servicing Fee                          22,328.49

Sec. 4.03(a)(viii) Delinquency Advances

                     Group I Delinquency Advances Included
                         in Current Distribution                      310,632.75
                     Group I Recouped Advances Included in
                         Current Distribution                               0.00
                     Group I Recouped Advances From Liquidations            0.00
                     Group I Aggregate Amount of Advances Outstanding 407,280.74

                     Group II-A Delinquency Advances Included in
                         Current Distribution                         172,197.67
                     Group II-A Recouped Advances Included in Current
                         Distribution                                       0.00
                     Group II-A Recouped Advances From Liquidations         0.00
                     Group II-A Aggregate Amount of Advances
                         Outstanding                                  272,687.17

                     Group II-B Delinquency Advances Included in
                         Current Distribution                           2,635.38
                     Group II-B Recouped Advances Included in Current
                         Distribution                                       0.00
                     Group II-B Recouped Advances From Liquidations         0.00
                     Group II-B Aggregate Amount of Advances
                         Outstanding                                    7,796.50

Section 4.03(a)(ix)A Group I,Group II-A, and Group II-B Loans Delinquent

                                    Group 1

        Period          Number          Principal Balance             Percentage
        ------          ------          -----------------             ----------
      0-30 days          276              64,138,236.02                 9.99 %
      31-60 days          25               4,127,613.27                 0.64 %
      61-90 days           9                 735,615.16                 0.11 %
       91+days             2                 262,290.24                 0.04 %
        Total            312              69,263,754.69                10.78 %


                                    Group 2

        Period          Number          Principal Balance             Percentage
        ------          ------          -----------------             ----------
      0-30 days          117              23,244,779.36                 7.89 %
      31-60 days          19               4,348,902.82                 1.48 %
      61-90 days           9               1,121,631.56                 0.38 %
       91+days             0                       0.00                 0.00 %
        Total            145              28,715,313.74                 9.75 %

[JPMORGAN LOGO]  Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

          Equity One Mortgage Pass-Through Certificates, Series 2003-4

                               December 26, 2003

                                    Group 3

        Period          Number          Principal Balance             Percentage
        ------          ------          -----------------             ----------
      0-30 days           23             4,482,114.49                    8.55 %
      31-60 days           2               177,956.64                    0.34 %
      61-90 days           0                     0.00                    0.00 %
       91+days             0                     0.00                    0.00 %
        Total             25             4,660,071.13                    8.89 %

Sec. 4.03 (a)(ix)B Group I,Group II-A, and Group II-B Loans in Foreclosure

                                    Group 1

                Number          Principal Balance            Percentage
                ------          -----------------            ----------
                   1                50,972.44                   0.01 %

                                    Group 2

                Number          Principal Balance            Percentage
                ------          -----------------            ----------
                   0                  0.00                      0.00 %

                                    Group 3

                Number          Principal Balance            Percentage
                ------          -----------------            ----------
                   0                  0.00                      0.00 %

Sec. 4.03(a)(x),(xi) Group I,Group II-A, and Group II-B Loans in REO

                                     Group 1

                Number          Principal Balance            Percentage
                ------          -----------------            ----------
                   0                  0.00                     0.00 %

                                    Group 2

                Number          Principal Balance            Percentage
                ------          -----------------            ----------
                   0                  0.00                     0.00 %

                                    Group 3

                Number          Principal Balance            Percentage
                ------          -----------------            ----------
                   0                  0.00                     0.00 %

                     Market Value of Group I REO Loans                      0.00
                     Market Value of Group II-A REO Loans                   0.00
                     Market Value of Group II-B REO Loans                   0.00

Sec. 4.03(a)(xii)  Aggregate Stated Principal Balance of the Three Largest Loans

                     Group I Three Largest Loans                    1,489,030.72
                     Group II-A Three Largest Loans                 1,187,582.61
                     Group II-B Three Largest Loans                 1,485,036.85

Sec. 4.03(a)(xiii) Net WAC Cap Carryover

[JPMORGAN LOGO]  Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

          Equity One Mortgage Pass-Through Certificates, Series 2003-4

                               December 26, 2003

                     Class AV-1 Net WAC Cap Carryover Amounts Due           0.00
                     Class AV-1 Net WAC Cap Carryover Amounts Paid          0.00
                     Class AV-1 Net WAC Cap Carryover Remaining Amounts Due 0.00
                     Class AV-2 Net WAC Cap Carryover Amounts Due           0.00
                     Class AV-2 Net WAC Cap Carryover Amounts Paid          0.00
                     Class AV-2 Net WAC Cap Carryover Remaining Amounts Due 0.00
                     Class B-1 Net WAC Cap Carryover Amounts Due            0.00
                     Class B-1 Net WAC Cap Carryover Amounts Paid           0.00
                     Class B-1 Net WAC Cap Carryover Remaining Amounts Due  0.00
                     Class B-2 Net WAC Cap Carryover Amounts Due            0.00
                     Class B-2 Net WAC Cap Carryover Amounts Paid           0.00
                     Class B-2 Net WAC Cap Carryover Remaining Amounts Due  0.00

Sec. 4.03(a)(xiv)  Aggregate Principal Balance of Balloon Loans
                   with Original Terms <= 36 Months and 60+
                   Contractually Past Due

                     Group I Aggregate Principal Balance of Balloon Loans 0.00 Group II-A Aggregate Principal Balance of
                         Balloon Loans                                      0.00
                     Group II-B Aggregate Principal Balance of
                         Balloon Loans                                      0.00

Sec. 4.03 (a)(xv),(xxii) Realized Losses

                     Group I Current Period Realized Losses                 0.00
                     Group I Cumulative Realized Losses                     0.00
                     Group II-A Current Period Realized Losses              0.00
                     Group II-A Cumulative Realized Losses                  0.00
                     Group II-B Current Period Realized Losses              0.00
                     Group II-B Cumulative Realized Losses                  0.00

Sec. 4.03 (a)(xvi) Reserve Fund

                     Beginning Balance of Reserve Fund                      0.00
                     Funds Withdrawn From Reserve Fund For Distribution     0.00
                     Funds Deposited to Reserve Fund                        0.00
                     Ending Balance of Reserve Fund                         0.00

                   Excess Reserve Fund

                     Beginning Balance of Excess Reserve Fund               0.00
                     Funds Withdrawn From Excess Reserve Fund
                         For Distribution                                   0.00
                     Funds Deposited to Excess Reserve Fund                 0.00
                     Ending Balance of Excess Reserve Fund                  0.00

Sec. 4.03 (a)(xvii) Number of Loans Repurchased

                     Group I Number of Loans Repurchased                    0.00
                     Group II-A Number of Loans Repurchased                 0.00
                     Group II-B Number of Loans Repurchased                 0.00

[JPMORGAN LOGO]  Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

          Equity One Mortgage Pass-Through Certificates, Series 2003-4

                               December 26, 2003

Sec. 4.03 (a)(xviii) Weighted Average Mortgage Rate of Outstanding Loans
                     (as of first day of related Due Period)

                     Group I Weighted Average Mortgage Rate               7.29 %
                     Group II-A Weighted Average Mortgage Rate            7.27 %
                     Group II-B Weighted Average Mortgage Rate            7.26 %

Sec. 4.03 (a)(xix) Weighted Average Remaining Term of Outstanding Loans

                     Group I Weighted Average Remaining Term              324.00
                     Group II-A Weighted Average Remaining Term           356.00
                     Group II-B Weighted Average Remaining Term           356.00

Sec. 4.03 (a)(xxi),(xxii),(xxiii) Overcollateralization Amounts

                     Overcollateralization Amount                   6,297,518.64
                     Overcollateralization Target Amount           34,573,022.81
                     Overcollateralization Release Amount                   0.00
                     Overcollateralization Deficiency Amount       28,275,504.17

Sec. 4.03 (a)(xxiv) Trigger Events

                     Has a Trigger Event Occurred and is continuing?          NO
                     Cumulative Realized Losses as a percentage of the
                         Original Pool Balance                            0.00 %
                     Senior Enhancement Percentage                       16.21 %
                     Senior Specified Enhancement Percentage             38.90 %

Sec. 4.03 (a)(xxv) 60+ Day Delinquent Loans

                     60+ Day Delinquent Loans as a percentage of the
                         current Pool Balance                             0.22 %

Sec. 4.03 (a)(xxvi) Amount of Funds Collected by Trustee under Yield
                         Maintenance Agreement                              0.00

[JPMORGAN LOGO]  Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.